UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 16, 2024

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware		1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63,
Benton Harbor,	Michigan		49022-2692
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange	and	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 16, 2024, the Corporation held its 2024 annual meeting of stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Corporation's proxy statement dated March 4, 2024 (the "Proxy Statement"). The results of the stockholder vote are as follows:

a.Samuel R. Allen, Marc R. Bitzer, Greg Creed, Diane M. Dietz, Gerri T. Elliott, Richard J. Kramer, Jennifer A. LaClair, John D. Liu, James M. Loree, Harish Manwani, Larry O. Spencer, and Rudy Wilson were each elected by the stockholders to a term to expire in 2025 or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	32,614,772	5,435,863	174,363	5,606,934
Marc R. Bitzer	35,868,861	2,230,897	125,240	5,606,934
Greg Creed	36,691,782	1,381,287	151,929	5,606,934
Diane M. Dietz	36,661,921	1,395,957	167,120	5,606,934
Gerri T. Elliott	37,100,210	895,233	229,555	5,606,934
Richard J. Kramer	37,617,245	446,577	161,176	5,606,934
Jennifer A. LaClair	35,770,878	2,275,061	179,059	5,606,934
John D. Liu	36,481,621	1,591,495	151,882	5,606,934
James M. Loree	37,279,275	786,959	158,764	5,606,934
Harish Manwani	35,253,591	2,791,545	179,862	5,606,934
Larry O. Spencer	35,790,920	2,278,284	155,794	5,606,934
Rudy Wilson	37,598,077	458,076	168,845	5,606,934

b.The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
32,614,218	5,399,000	211,780	5,606,934
c.The stockholders ratified the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2024.

For	Against	Abstain
41,846,073	1,838,935	146,924

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2024                     WHIRLPOOL CORPORATION

                            By:     /s/ Bridget Quinn
                            Name:     Bridget Quinn
                            Title:     Deputy General Counsel & Corporate Secretary